UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.500% Notes due 2020	FDX 20A	New York Stock Exchange
0.700% Notes due 2022	FDX 22B	New York Stock Exchange
1.000% Notes due 2023	FDX 23A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Exclusion of Certain Items for LTI Plans. On May 31, 2019, the Board of Directors (the “Board”) of FedEx Corporation (the “Company”), upon the recommendation of the Compensation Committee, approved excluding from fiscal 2019 earnings the impact of fiscal 2019 share repurchases in excess of repurchases that offset dilution from equity awards (the “FY19 Share Repurchase Adjustment”) for purposes of the Company’s FY2017–FY2019, FY2018–FY2020 and FY2019-FY2021 long-term incentive plans (collectively, the “Active LTI Plans”). As previously disclosed, the Board has approved the exclusion of several other items from fiscal 2019 earnings for purposes of the Active LTI Plans (the “FY19 Adjustments”). By excluding the FY19 Share Repurchase Adjustment and the other FY19 Adjustments, payouts, if any, under the Active LTI plans will more accurately reflect the Company’s core financial performance in fiscal 2019.

Modification to AIC Plan. In response to challenging business conditions, on May 31, 2019, the Board, upon recommendation of the Compensation Committee, approved removing all officer and staff director participants, including the named executive officers, from the FedEx Corporation fiscal 2019 annual incentive compensation plan (the “2019 AIC Plan”). As a result, none of the Company’s officers or staff directors, including the named executive officers, will receive a payout, if one would otherwise have been available, under the 2019 AIC Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: June 6, 2019	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President, General Counsel and Secretary